UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2023 (July 6, 2023)

SMG INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54391	51-0662991
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20475 State Hwy 249, Suite 450
Houston, Texas	77070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(713-955-3497)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

As previously disclosed in the Current Report on Form 8-K filed by SMG Industries Inc. (the “Company”) with the Securities and Exchange Commission on July 12, 2023 (the “Original Report”), on July 7, 2023, the Company acquired all of the membership interests of: (i) Barnhart Fleet Maintenance, LLC, a Pennsylvania limited liability company, (ii) Barnhart Transportation, LLC, a Pennsylvania limited liability company, (iii) Lake Shore Global Solutions LLC, a Pennsylvania limited liability company, (iv) Lake Shore Logistics, LLC, a Pennsylvania limited liability company, (v) Legend Equipment Leasing, LLC, a Pennsylvania limited liability company, and (vi) Route 20 Tank Wash LLC, a Pennsylvania limited liability company (collectively, the “Barnhart Companies”), from Bryan S. Barnhart, Timothy W. Barnhart, Timothy W. Barnhart, as Trustee of the Timothy W. Barnhart 2017 Irrevocable Trust, and certain affiliates.

This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend the Original Report solely to provide the financial statements and pro forma financial information required by Item 9.01 of the Form 8-K that were not previously filed with the Original Report. Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01. Financial Statements and Exhibits.

(a)

Financial Statements of Businesses Acquired.

The audited combined financial statements of Barnhart Transportation, LLC and Affiliates as of and for the years ended December 31, 2022 and 2021 are filed herewith as Exhibit 99.1 and incorporated herein by reference.

The unaudited combined financial statements of Barnhart Transportation, LLC and Affiliates as of June 30, 2023 and December 31, 2022 and for the six months ended June 30, 2023 and 2022 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(b)

Pro Forma Financial Information.

The unaudited pro forma combined balance sheet of the Company as of June 30, 2023 and unaudited pro forma combined statements of operations for the Company for the six months ended June 30, 2023 and for the year ended December 31, 2022, and the notes to the unaudited pro forma combined financial statements, all giving effect to the acquisition by the Company of the Barnhart Companies, are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(c)	Not Applicable.

(d)	Exhibits

Exhibit No.	Description
99.1	Audited Combined Financial Statements of Barnhart Transportation, LLC and Affiliates as of and for the Years Ended December 31, 2022 and 2021.
99.2	Unaudited Combined Financial Statements of Barnhart Transportation, LLC and Affiliates as of and for the Six Months Ended June 30, 2023 and 2022.
99.3	Unaudited Pro Forma Combined Financial Statements of the Company as of June 30, 2023 and December 31, 2022 and for the six months ended June 30, 2023 and the year ended December 31, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2023	SMG Industries Inc.

	By:	/s/ Bryan S. Barnhart
	Name:	Bryan S. Barnhart
	Title:	Chief Executive Officer